ANNUAL REPORT DECEMBER 31, 2001

JPMORGAN FUNDS

[GRAPHIC]

BOND PORTFOLIO



[LOGO]JPMORGAN FLEMING
      ASSET MANAGEMENT

CONTENTS

President's Letter                                  1

JPMorgan Bond Portfolio
Portfolio Commentary                                3

Portfolio of Investments                            5

Financial Statements                               13

Notes to Financial Statements                      16

Financial Highlights                               22






HIGHLIGHTS

- Faced with a risk of recession, the Fed moved dramatically on January 3, 2001 to stimulate economic activity.

- It is uncertain whether or not the U.S. economy would have entered a recession had it not been for the terrorist attacks.

- By November, the National Bureau of Economic Reporting (NBER) reported that the U.S. had officially entered a recession in March 2001.

JPMorgan BOND PORTFOLIO

PRESIDENT'S LETTER                                              FEBRUARY 4, 2002

DEAR SHAREHOLDER:

We are pleased to present this annual report on the JPMorgan Bond Portfolio for the year ended December 31, 2001.

A YEAR OF TRAGEDY

We cannot begin a report on 2001 without first offering our heartfelt condolences to the families and friends of our financial industry colleagues lost in the terrorist attacks of September 11th. We also honor all those killed in the attacks as well as the heroic efforts of the men and women whose individual acts of courage and compassion serve as examples of what's truly important and good about American society. We stand in awe of the contributions, large and small, made by so many people in the United States and around the world.

AS ECONOMY WEAKENS, THE FED RESPONDS

Although concerns about the U.S. economy rose dramatically in the wake of the terrorist attacks, the long economic expansion had begun to show signs of fading as far back as the latter half of 2000. This weakness could be seen in slower manufacturing activity, lower levels of consumer and business confidence and declining retail sales. By the time the dust had cleared from the Presidential election in December 2000, policy makers at the Federal Reserve Board had moved to a bias towards easing after having pursued a tighter interest rate policy since June 1999 that had pushed the Federal Funds Rate up to 6.5%.

Faced with a risk of recession, the Fed moved dramatically on January 3, 2001 to stimulate economic activity and reassure the markets with an inter-meeting cut of .50% in the Federal Funds rate. This began a year of aggressive rate cutting (11 cuts in all) that ended with the Federal Funds rate at 1.75%, a level last seen in the 1960s.

It is uncertain whether or not the U.S. economy would have entered a recession had it not been for the terrorist attacks. In the late summer, there were some signs that the economy was improving in response to the Fed's moves and stimulative U.S. fiscal (tax) policy. However, in the immediate aftermath of September 11th business conditions deteriorated rapidly, and for the first time in a decade U.S. Gross Domestic Product (GDP) contracted in the third quarter of 2001.

By November, the National Bureau of Economic Reporting (NBER) reported that the U.S. had officially entered a recession in March 2001. According to the NBER, "Before the attacks, it is possible that the decline in the economy would have been too mild to qualify as a recession. The attacks clearly deepened the contraction and may have been an important factor in turning the episode into a recession."

Our overall view throughout the reporting year was that the Federal Reserve and government leaders in Washington were committed to doing whatever was necessary to stimulate the U.S. economy, and therefore our liquid cash portfolios were well-positioned. Understanding that short-term rates were likely to continue falling, we generally maintained a longer-than-benchmark weighted average maturity in order to capture and lock in higher interest rates. This was done in conjunction with our policy of careful individual security analysis to maintain 100% security of principal, and we were successful in these efforts.

ECONOMY SHOWS SIGNS OF BOTTOMING OUT

Although there was a brief period of profound fear about the U.S. economy and markets post-September 11th, both proved quite durable. By the end of the year, consumer confidence had jumped, the stock market rallied sharply, manufacturing activity increased and leading economic indicators were pointing higher. The initial reading on fourth quarter GDP showed that the economy actually grew in the October to December period. After rising from 4.2% in January 2001 to 5.8% in December, the unemployment rate decreased to 5.6% in January, 2002.

With the Fed choosing not to lower interest rates further at its January 2002 meeting, the question moving forward is how quickly the economy will recover. Economic recovery, especially if it's robust, tends to be accompanied by inflationary pressures that at some point cause the Fed to step in and tighten monetary policy. Given the uncertain nature of the recovery and the signal from the Fed that it may not cut rates further, we've begun taking steps to protect liquid cash portfolios from rising interest rates. One such strategy is the purchase of variable rate demand notes whose interest rates are reset and therefore offer protection in a rising-rate environment.

We thank you for the trust you've placed in us and we look forward to continuing to meet your investment needs for many years to come.

Sincerely yours,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMorgan BOND PORTFOLIO
AS OF DECEMBER 31, 2001

HOW THE PORTFOLIO PERFORMED

JPMorgan Bond Portfolio, which seeks to provide a steady stream of current income and to maintain liquidity, had a total return of 6.92% for the year ended December 31, 2001. This compares to the 8.52% return from the Salomon Smith Barney Broad Investment Grade Bond Index.

HOW THE PORTFOLIO WAS MANAGED

During the year, U.S. fixed income markets were marked by significant volatility in both interest rates and credit spreads. In a recession for the first time in a decade, the economy struggled in the aftermath of September 11th and in the face of ongoing corporate retrenchment in capital spending, inventory adjustment and employment consolidation. The Federal Reserve Board was responsive, injecting liquidity into the U.S. monetary system and lowering the federal funds rate 11 times to 1.75% by year end. The yield curve steepened as many intermediate and longer-term rates moved higher, pressured by new corporate issues and record-breaking residential mortgage refinancing. The firming of some economic data in December indicated that business conditions were improving, suggesting that an economic recovery is on the horizon.

We began the period in a long duration position because we expected interest rates to drift lower as the economic slowdown broadened. Our team scaled back to a neutral position during the summer when the U.S. economy seemed to moderate in response to Fed easing, a $60 billion tax cut, and resilient consumer confidence. Immediately after the terrorist attacks, we extended duration in the short maturities and ended the period in a long duration position, concentrated in the very short end of the yield curve. To take advantage of wider yield spreads, our team maintained an overweight position in corporate bonds and diversified holdings to reduce exposure to event risk. The significant sub-sector overweights were in the more liquid autos, finance and telecom. At the end of the period, we were overweight in residential mortgages, primarily in conventional agencies. The Portfolio also had a strategic overweight in non-call mortgages because of their high credit quality and yield advantage. And because of their strong relative value and good yields, we are overweight in commercial mortgage-backed and asset-backed securities.

LOOKING AHEAD

Our team believes the Fed will continue its accommodative monetary policy and does not expect a move to raise interest rates until the second half of 2002 at the earliest. As the markets begin to anticipate a change by the Fed to a neutral bias on interest rates, we expect rates to move higher and the yield curve to flatten. Therefore, we plan to look for the opportunity to move to a short duration position versus the index. We will also remain overweight in the credit sectors to capture the performance that will come with improving corporate balance sheets.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                     SINCE
                                                   INCEPTION
                   1 YEAR    3 YEARS    5 YEARS     (1/3/95)
--------------------------------------------------------------
Bond Portfolio      6.92%      5.36%      6.68%      7.40%

LIFE OF FUND PERFORMANCE (1/3/95 TO 12/31/01)

[CHART]

                                                                     LIPPER
                                      SALOMON SMITH BARNEY      VARIABLE ANNUITY
                     JPMORGAN           BROAD INVESTMENT         CORPORATE DEBT
                  BOND PORTFOLIO        GRADE BOND INDEX         A-RATED AVERAGE
     12/31/1994       $10,000                $10,000                 $10,000
      1/31/1995       $10,150                $10,207                 $10,171
      2/28/1995       $10,320                $10,445                 $10,400
      3/31/1995       $10,360                $10,506                 $10,466
      4/30/1995       $10,489                $10,649                 $10,609
      5/31/1995       $10,909                $11,072                 $11,060
      6/30/1995       $10,998                $11,149                 $11,135
      7/31/1995       $10,949                $11,127                 $11,085
      8/31/1995       $11,089                $11,255                 $11,240
      9/30/1995       $11,189                $11,360                 $11,364
     10/31/1995       $11,359                $11,512                 $11,537
     11/30/1995       $11,519                $11,691                 $11,722
     12/31/1995       $11,688                $11,853                 $11,905
      1/31/1996       $11,763                $11,934                 $11,964
      2/29/1996       $11,495                $11,730                 $11,706
      3/31/1996       $11,381                $11,646                 $11,613
      4/30/1996       $11,306                $11,560                 $11,529
      5/31/1996       $11,253                $11,554                 $11,502
      6/30/1996       $11,403                $11,703                 $11,643
      7/31/1996       $11,424                $11,735                 $11,669
      8/31/1996       $11,392                $11,718                 $11,645
      9/30/1996       $11,574                $11,922                 $11,849
     10/31/1996       $11,821                $12,190                 $12,109
     11/30/1996       $12,024                $12,390                 $12,326
     12/31/1996       $11,928                $12,282                 $12,209
      1/31/1997       $11,939                $12,329                 $12,236
      2/28/1997       $12,006                $12,343                 $12,272
      3/31/1997       $11,865                $12,218                 $12,124
      4/30/1997       $12,011                $12,392                 $12,290
      5/31/1997       $12,135                $12,509                 $12,403
      6/30/1997       $12,259                $12,658                 $12,559
      7/31/1997       $12,619                $13,001                 $12,926
      8/31/1997       $12,507                $12,890                 $12,787
      9/30/1997       $12,687                $13,079                 $12,991
     10/31/1997       $12,844                $13,267                 $13,154
     11/30/1997       $12,912                $13,329                 $13,213
     12/31/1997       $13,047                $13,465                 $13,351
      1/31/1998       $13,208                $13,638                 $13,520
      2/28/1998       $13,196                $13,628                 $13,506
      3/31/1998       $13,254                $13,682                 $13,555
      4/30/1998       $13,319                $13,753                 $13,620
      5/31/1998       $13,447                $13,884                 $13,763
      6/30/1998       $13,552                $13,999                 $13,883
      7/31/1998       $13,564                $14,028                 $13,901
      8/31/1998       $13,773                $14,243                 $14,073
      9/30/1998       $14,064                $14,579                 $14,394
     10/31/1998       $13,960                $14,513                 $14,269
     11/30/1998       $14,041                $14,593                 $14,380
     12/31/1998       $14,093                $14,638                 $14,437
      1/31/1999       $14,165                $14,747                 $14,541
      2/28/1999       $13,922                $14,488                 $14,233
      3/31/1999       $14,044                $14,571                 $14,328
      4/30/1999       $14,090                $14,619                 $14,373
      5/31/1999       $13,907                $14,486                 $14,205
      6/30/1999       $13,822                $14,436                 $14,137
      7/31/1999       $13,774                $14,379                 $14,080
      8/31/1999       $13,749                $14,368                 $14,048
      9/30/1999       $13,883                $14,540                 $14,199
     10/31/1999       $13,945                $14,584                 $14,223
     11/30/1999       $13,970                $14,583                 $14,233
     12/31/1999       $13,947                $14,517                 $14,162
      1/31/2000       $13,873                $14,476                 $14,108
      2/29/2000       $14,022                $14,645                 $14,251
      3/31/2000       $14,196                $14,835                 $14,422
      4/30/2000       $14,116                $14,791                 $14,312
      5/31/2000       $14,078                $14,778                 $14,251
      6/30/2000       $14,355                $15,086                 $14,549
      7/31/2000       $14,431                $15,224                 $14,665
      8/31/2000       $14,658                $15,442                 $14,851
      9/30/2000       $14,746                $15,546                 $14,931
     10/31/2000       $14,809                $15,645                 $14,975
     11/30/2000       $15,063                $15,899                 $15,193
     12/31/2000       $15,417                $16,200                 $15,499
      1/31/2001       $15,708                $16,466                 $15,768
      2/28/2001       $15,788                $16,612                 $15,885
      3/31/2001       $15,828                $16,699                 $15,942
      4/30/2001       $15,696                $16,621                 $15,845
      5/31/2001       $15,790                $16,730                 $15,932
      6/30/2001       $15,831                $16,785                 $15,967
      7/31/2001       $16,140                $17,173                 $16,323
      8/31/2001       $16,327                $17,362                 $16,477
      9/30/2001       $16,407                $17,577                 $16,528
     10/31/2001       $16,744                $17,931                 $16,854
     11/30/2001       $16,583                $17,683                 $16,661
     12/31/2001       $16,486                $17,580                 $16,540

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/3/95.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The performance of the benchmarks reflects an initial investment at the end of the month preceding the Portfolio's commencement of operations. The Salomon Smith Barney Broad Investment Grade Bond Index is an unmanaged, market weighted index that contains approximately 4,700 individually priced investment grade bonds. The Lipper Variable Annuity Corporate Debt A-Rated Average describes the average total return for all the funds in the indicated Lipper category, as defined by Lipper Inc.. Investors cannot invest directly in an index.

                                 (UNAUDITED)

JPMorgan BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

As of December 31, 2001

   SHARES       ISSUER                                                           VALUE
-------------------------------------------------------------------------------------------------
     Long-Term Investments -- 72.9%
-------------------------------------------------------------------------------------------------
                Preferred Stock -- 0.1%
                -----------------------
                FINANCIAL SERVICES -- 0.1%
        100     Home Ownership Funding Corp., #, SDR, 13.31%,
                  12/30/08                                                       $68,736
                (Cost $100,104)
  Principal
   Amount
    (USD)
                U.S. Treasury Securities -- 7.1%
                --------------------------------
                U.S. Treasury Notes & Bonds,
$ 2,500,000       3.50%, 11/15/06+                                             2,409,375
  1,100,000       @, 5.75%, 11/15/05+                                          1,161,699
    150,000       @, 6.75%, 08/15/26+                                            169,101
  3,150,000       8.00%, 11/15/21+                                             3,987,711
                ---------------------------------------------------------------------------------
                Total U.S. Treasury Securities                                 7,727,886
                (Cost $7,832,451)
                ---------------------------------------------------------------------------------
                U.S. Government Agency Securities -- 1.2%
                -----------------------------------------
                Federal National Mortgage Association,
    620,000       6.63%, 11/15/10+                                               658,942
      1,000       7.00%, 07/15/05+                                                 1,084
    615,000       7.13%, 01/15/30+                                               682,460
                ---------------------------------------------------------------------------------
                Total U.S. Government Agency Securities                        1,342,486
                (Cost $1,303,118)
                ---------------------------------------------------------------------------------
                Foreign Government Securities -- 0.3%
                -------------------------------------
                United Mexican States (Mexico),
     50,000       8.13%, 12/30/19                                                 48,700
     90,000       9.88%, 02/01/10                                                100,575
     95,000       11.38%, 09/15/16                                               117,135
     80,000       MTN, 8.30%, 08/15/31                                            78,400
                ---------------------------------------------------------------------------------
                Total Foreign Government Securities                              344,810
                (Cost $345,874)
                ---------------------------------------------------------------------------------
                Corporate Notes & Bonds -- 22.0%
                --------------------------------
                ADVERTISING -- 0.1%
    150,000     Lamar Advertising Co., 8.63%, 09/15/07                           155,250

                AEROSPACE -- 0.3%
     50,000     BE Aerospace, Inc., Ser. B, 8.88%, 05/01/11+                      42,500
    230,000     Lockheed Martin Corp., 8.20%, 12/01/09+                          258,925
                                                                               ---------
                                                                                 301,425
                AIRLINES -- 0.5%
    519,098     US Airways, Inc., 7.08%, 03/20/21+                               503,136

                APPAREL -- 0.0%
     35,000     Levi Strauss & Co., 11.63%, 01/15/08                              30,888

                AUTOMOTIVE -- 1.9%
                DaimlerChrysler NA Holding Corp.,
    190,000       7.75%, 01/18/11+                                               196,962
     45,000       8.50%, 01/18/31+                                                47,768
    115,000     Ford Motor Co., 7.45%, 07/16/31+                                 105,516

                       See notes to financial statements.

   PRINCIPAL
    AMOUNT
    (USD)       ISSUER                                                           VALUE
-------------------------------------------------------------------------------------------------
                Ford Motor Credit Co.,
$   135,000       7.38%, 02/01/11+                                             $ 133,218
    960,000       7.88%, 06/15/10+                                               973,727
    245,000     General Motors Acceptance Corp., 6.88%, 09/15/11+                239,622
    420,000     General Motors Corp., 7.20%, 01/15/11+                           424,637
                                                                               ---------
                                                                               2,121,450
                BANKING -- 3.0%
    135,000     Abbey National Capital Trust I, FRN, 9.01%,
                  12/29/49                                                       152,483
    375,000     Bank of America Corp., 7.40%, 01/15/11                           402,240
    480,000     Bank One Corp., 7.88%, 08/01/10                                  530,097
    265,000     Barclays Bank PLC (United Kingdom), FRN, #,
                  8.55%, 12/31/49+                                               295,229
    120,000     BNP Paribas Capital Trust, FRN, #, 9.00%,
                  12/31/49+                                                      134,896
    100,000     Dresdner Funding Trust I, #, 8.15%, 06/30/31                     106,901
    375,000     First Union National Bank, 7.80%, 08/18/10                       411,130
    130,000     National Australia Bank LTD (Australia) (Yankee),
                  Ser. A, 8.60%, 05/19/10                                        148,898
    255,000     Regions Financial Corp., 7.00%, 03/01/11+                        265,075
                Royal Bank of Scotland Group PLC (United Kingdom),
    400,000       7.82%, 12/31/49                                                426,451
    250,000       9.12%, 12/31/49+                                               284,250
     60,000     Standard Chartered Bank PLC (United Kingdom), #,
                  8.00%, 05/30/31                                                 60,979
    145,000     SunTrust Banks, Inc., 6.38%, 04/01/11                            147,145
                                                                               ---------
                                                                               3,365,774
                BROADCASTING/CABLE -- 1.0%
    250,000     Adelphia Communications Corp., 9.38%, 11/15/09                   237,500
    195,000     Charter Communications Holdings LLC, 8.25%,
                  04/01/07                                                       186,225
     85,000     Comcast Cable Communications Corp., 7.13%,
                  06/15/13                                                        86,907
    255,000     Cox Communications, Inc., 7.75%, 08/15/06                        275,570
     65,000     Echostar DBS Corp., #, 9.13%, 01/15/09                            65,163
    180,000     Fox Sports Networks LLC, 8.88%, 08/15/07                         187,200
                                                                               ---------
                                                                               1,038,565
                BUSINESS SERVICES -- 0.5%
    420,000     Cendant Corp., 7.75%, 12/01/03                                   426,875
    100,000     Iron Mountain, Inc., 8.63%, 04/01/13                             103,000
                                                                               ---------
                                                                                 529,875
                CHEMICALS -- 0.3%
    100,000     Huntsman ICI Chemicals LLC, 10.13%, 07/01/09                      93,000
    170,000     Lyondell Chemical Co., Ser. B, 9.88%, 05/01/07                   169,575
     60,000     Rohm & Haas Co., 7.85%, 07/15/29                                  66,782
                                                                               ---------
                                                                                 329,357
                CONSTRUCTION -- 0.1%
     95,000     D.R. Horton, Inc., 9.75%, 09/15/10                                99,038


                       See notes to financial statements.

   PRINCIPAL
    AMOUNT
    (USD)       ISSUER                                                           VALUE
-------------------------------------------------------------------------------------------------
                CONSUMER PRODUCTS -- 0.1%
$    65,000     Playtex Products, Inc., 9.38%, 06/01/11                        $  68,250

                CONSUMER SERVICES -- 0.1%
     90,000     United Rentals N.A., Inc., #, 10.75%, 04/15/08                    95,400

                ENTERTAINMENT/LEISURE-- 0.1%
                Six Flags, Inc.,
     60,000       9.75%, 06/15/07                                                 60,600
     60,000       SUB, 1.47%, 04/01/03                                            51,150
                                                                               ---------
                                                                                 111,750
                ENVIRONMENTAL SERVICES -- 0.2%
    200,000     Allied Waste North America, Ser. B, 10.00%,
                  08/01/09                                                       205,000

                FINANCIAL SERVICES -- 2.5%
    720,000     Citigroup, Inc., 7.25%, 10/01/10                                 772,293
    295,000     Household Finance Corp., 6.75%, 05/15/11                         293,543
    540,000     HSBC Capital Funding LP (Channel Islands), FRN, #,
                  9.55%, 12/29/49+                                               623,673
    395,000     ING Capital Funding Trust III, 8.44%, 12/29/49                   430,617
    200,000     McKesson Financial of Canada (Canada), #, 6.55%,
                  11/01/02                                                       202,090
    295,000     UBS Preferred Funding Trust I, FRN, 8.62%,
                  10/29/49                                                       327,134
    115,000     Washington Mutual Bank FA, 6.88%, 06/15/11                       117,751
                                                                               ---------
                                                                               2,767,101
                FOOD/BEVERAGE PRODUCTS -- 1.1%
     30,000     Ahold Finance USA, Inc., 6.88%, 05/01/29                          29,099
     40,000     Conagra Foods, Inc., 6.75%, 09/15/11                              41,108
     65,000     Del Monte Corp., Ser. B, 9.25%, 05/15/11                          67,925
     30,000     Delhaize America, Inc., #, 9.00%, 04/15/31                        35,609
    160,000     Fleming Companies, Inc., 10.13%, 04/01/08                        165,600
     80,000     Great Atlantic & Pacific Tea Company, Inc., 9.13%,
                  12/15/11                                                        80,200
    495,000     Kellogg Co., Ser. B, 6.60%, 04/01/11                             507,974
    235,000     Kroger Co., 8.00%, 09/15/29                                      259,041
                                                                               ---------
                                                                               1,186,556
                HEALTH CARE/HEALTH CARE SERVICES -- 0.3%
     90,000     Alliance Imaging, Inc., 10.38%, 04/15/11                          95,400
     55,000     Beverly Enterprises, Inc., 9.63%, 04/15/09                        57,613
     90,000     HCA, Inc., 7.88%, 02/01/11                                        92,700
     55,000     Tenet Healthcare Corp., #, 6.38%, 12/01/11                        53,551
                                                                               ---------
                                                                                 299,264
                HOTELS/OTHER LODGING -- 0.2%
     40,000     Mandalay Resort Group, Ser. B, 10.25%, 08/01/07                   41,500
    145,000     MGM Mirage, Inc., 8.38%, 02/01/11                                143,188
                                                                               ---------
                                                                                 184,688
                INSURANCE -- 0.2%
    135,000     Metlife, Inc., 6.13%, 12/01/11                                   133,847
     40,000     Nationwide Financial Services, 6.25%, 11/15/11                    39,019
                                                                               ---------
                                                                                 172,866

                       See notes to financial statements.

   PRINCIPAL
    AMOUNT
    (USD)       ISSUER                                                           VALUE
-------------------------------------------------------------------------------------------------
                MULTI-MEDIA -- 1.4%
$   290,000     AOL Time Warner, Inc., 7.63%, 04/15/31                          $306,904
     55,000     Charter Communications Holdings LLC/Charter
                Communications Holdings Capital Corp, 11.13%,
                  01/15/11                                                        58,300
    195,000     Clear Channel Communications, Inc., 7.65%,
                  09/15/10                                                       201,318
     45,000     Liberty Media Corp., 8.25%, 02/01/30                              42,544
    200,000     Mediacom LLC/Mediacom Capital Corp., 9.50%,
                  01/15/13                                                       207,500
    130,000     News America, Inc., 7.13%, 04/08/28                              118,559
     80,000     Primedia, Inc., 8.88%, 05/15/11                                   71,600
    355,000     TCI Communications, Inc., 7.88%, 02/15/26                        376,907
    100,000     Telewest Communication PLC (United Kingdom)
                  (Yankee), 9.63%, 10/01/06                                       69,500
     75,000     Young Broadcasting, Inc., 10.00%, 03/01/11                        70,125
                                                                               ---------
                                                                               1,523,257
                OIL & GAS -- 1.2%
    180,000     Amerada Hess Corp., 7.88%, 10/01/29                              190,535
    170,000     Chesapeake Energy Corp., 8.13%, 04/01/11                         165,750
     45,000     Devon Fing Corp. ULC, #, 7.88%, 09/30/31                          44,232
    140,000     Kerr-McGee Corp., 6.88%, 09/15/11                                140,816
    150,000     Lasmo USA, Inc., 7.30%, 11/15/27                                 157,641
    450,000     Occidental Petroleum Corp., 7.65%, 02/15/06                      484,074
    130,000     Transocean Sedco Forex, Inc., 6.63%, 04/15/11                    127,641
                                                                               ---------
                                                                               1,310,689
                PACKAGING -- 0.1%
     90,000     Stone Container Corp., 9.75%, 02/01/11                            95,850

                PAPER/FOREST PRODUCTS -- 0.1%
     20,000     Abitibi-Consolidated, Inc. (Canada) (Yankee), 8.55%,
                  08/01/10                                                        20,926
     80,000     International Paper Co., 6.75%, 09/01/11                          80,560
     15,000     Westvaco Corp., 8.20%, 01/15/30                                   15,872
                                                                               ---------
                                                                                 117,358
                PIPELINES -- 1.0%
    305,000     Dynegy Holdings, Inc., 6.88%, 04/01/11                           256,554
     55,000     Kinder Morgan Energy Partners LP, 7.40%, 03/15/31                 55,486
    310,000     Sonat, Inc., 7.63%, 07/15/11                                     313,832
     40,000     TransCanada Pipelines LTD (Canada) (Yankee),
                  8.63%, 05/15/12                                                 45,231
    400,000     Williams Companies, Inc., Ser. A, 7.50%, 01/15/31                387,335
                                                                               ---------
                                                                               1,058,438
                REAL ESTATE INVESTMENT TRUST -- 0.2%
    130,000     FelCor Lodging LP, 9.50%, 09/15/08                               128,491
     70,000     Host Marriott LP, #, 9.50%, 01/15/07                              69,300
                                                                               ---------
                                                                                 197,791
                RESTAURANTS/FOOD SERVICES -- 0.1%
     65,000     Tricon Global Restaurants, Inc., 8.88%, 04/15/11                  68,900

                       See notes to financial statements.

   PRINCIPAL
    AMOUNT
    (USD)       ISSUER                                                           VALUE
-------------------------------------------------------------------------------------------------
                RETAILING -- 0.3%
$    55,000     Albertson's, Inc., 7.50%, 02/15/11                             $  59,040
     85,000     Federated Department Stores, 7.00%, 02/15/28                      79,191
    200,000     Lowe's Companies, Inc., 6.88%, 02/15/28                          199,258
                                                                               ---------
                                                                                 337,489
                SEMI-CONDUCTORS -- 0.1%
    110,000     Fairchild Semiconductor International, Inc., 10.50%,
                  02/01/09                                                       116,050

                SHIPPING/TRANSPORTATION-- 0.2%
    160,000     Norfolk Southern Corp., 6.75%, 02/15/11                          163,933
     90,000     Teekay Shipping Corp. (Bahamas), 8.88%, 07/15/11                  92,250
                                                                               ---------
                                                                                 256,183
                TELECOMMUNICATIONS -- 3.7%
    105,000     American Cellular Corp., 9.50%, 10/15/09                         102,900
    130,000     American Tower Corp., 9.38%, 02/01/09                            103,025
    195,000     AT&T Corp., 6.50%, 03/15/29                                      170,338
                AT&T Wireless Services, Inc.,
    285,000       7.88%, 03/01/11                                                303,782
     35,000       8.75%, 03/01/31                                                 39,802
    385,000     British Telecom PLC (United Kingdom), SUB, 8.38%,
                  12/15/10                                                       425,371
    215,000     Cingular Wireless, #, 6.50%, 12/15/11                            216,699
    120,000     Cox Enterprises, Inc., #, 7.88%, 09/15/10                        126,427
                Crown Castle International Corp.,
     85,000       9.38%, 08/01/11                                                 78,200
     80,000       10.75%, 08/01/11                                                78,200
    250,000     Deutsche Telekom International Finance BV
                  (Netherlands), 8.25%, 06/15/30                                 277,475
    315,000     France Telecom SA (France), SUB, #, 7.75%,
                  03/01/02                                                       337,340
    220,000     Global Crossing Holdings LTD (Bermuda), (Yankee),
                  9.13%, 11/15/06                                                 22,000
    110,000     KPNQwest NV (Netherlands) (Yankee), 8.13%,
                  06/01/09                                                        70,675
                Nextel Communications, Inc.,
    190,000       9.38%, 11/15/09                                                147,250
    190,000       9.50%, 02/01/11                                                145,350
    310,000     Qwest Capital Funding, Inc., 7.25%, 02/15/11                     302,408
     70,000     Rogers Wireless Communications, Inc. (Canada),
                  9.63%, 05/01/11                                                 72,363
                Sprint Capital Corp.,
    500,000       #, 6.00%, 01/15/07                                             497,154
    190,000       6.88%, 11/15/28                                                173,791
     50,000     Time Warner Telecom, Inc., 10.13%, 02/01/11                       39,750
    195,000     Verizon Global Funding Corp., 7.75%, 12/01/30                    212,573
    210,000     WorldCom, Inc., 8.25%, 05/15/31                                  221,430
                                                                               ---------
                                                                               4,164,303

                       See notes to financial statements.

   PRINCIPAL
    AMOUNT
    (USD)       ISSUER                                                           VALUE
-------------------------------------------------------------------------------------------------
                TRANSPORTATION -- 0.1%
$    80,000     Burlington Northern Santa Fe Corp., 7.08%,
                  05/13/29                                                    $   80,058
     55,000     Union Pacific Corp., 6.63%, 02/01/29                              52,501
                                                                              ----------
                                                                                 132,559
                UTILITIES -- 1.0%
    145,000     Calpine Corp., 8.50%, 02/15/11                                   129,775
    120,000     CMS Energy Corp., 8.50%, 04/15/11                                118,896
      7,000     Cogentrix Energy, Inc., Ser B., 8.75%, 10/15/08                    7,302
    565,000     Dominion Resources, Inc., Ser. A, 8.13%, 06/15/10                618,511
                FirstEnergy Corp.,
     55,000       Ser. B, 6.45%, 11/15/11                                         53,848
     65,000       Ser. C, 7.38%, 11/15/31                                         63,462
    100,000     Nisource Finance Corp., 7.88%, 11/15/10                          103,421
                                                                               ---------
                                                                               1,095,215
                ---------------------------------------------------------------------------------
                Total Corporate Notes & Bonds                                 24,039,715
                (Cost $24,063,577)
                ---------------------------------------------------------------------------------
                Residential Mortgage Backed Securities -- 31.2%
                -----------------------------------------------
                COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.0%
    930,903     Federal Home Loan Mortgage Corp., Ser. 2080,
                  Class Z, 6.50%, 08/15/28+                                      896,283
    200,000     SACO I, Inc., Ser. 1997-2, Class 1A5, #, 7.00%,
                  08/25/36+                                                      201,469
                                                                              ----------
                                                                               1,097,752
                MORTGAGE BACKED PASS-THROUGH SECURITIES -- 30.2%
                Federal Home Loan Mortgage Corp.,
    270,900       Gold Pool C00785, 6.50%, 06/01/29+                             272,084
     55,152       Gold Pool E63898, 6.00%, 04/01/11+                              55,841
    682,798       Gold Pool G01155, 6.50%, 08/01/30+                             684,717
  1,510,000       Gold Pool W10004, 6.90%, 12/01/10+                           1,570,164
  1,000,000       Gold Pool, TBA, 6.00%, 01/15/31                                979,060
  2,500,000       Gold Pool, TBA, 6.50%, 02/13/32                              2,492,200
                Federal National Mortgage Association,
     35,508       Pool 288667, 8.50%, 05/01/09+                                   37,672
  2,300,000       TBA, 6.00%, 01/25/16                                         2,305,750
  4,300,000       TBA, 6.00%, 01/25/31                                         4,204,583
 15,530,000       TBA, 6.50%, 02/25/31                                        15,466,947
  2,522,000       TBA, 7.00%, 01/25/31                                         2,569,288
                Government National Mortgage Association,
    203,423       Pool 423095, 7.00%, 08/15/12+                                  212,132
    387,550       Pool 443830, 6.50%, 01/15/28+                                  389,243
    400,390       Pool 456819, 6.50%, 04/15/28+                                  401,764
    117,492       Pool 456823, 6.50%, 04/15/28+                                  117,895
    124,011       Pool 457770, 6.50%, 10/15/28+                                  124,437
    352,471       Pool 467239, 6.50%, 10/15/28+                                  353,680
    185,139       Pool 480134, 6.50%, 08/15/28+                                  185,774
    382,439       Pool 484836, 6.50%, 10/15/28+                                  383,750
                                                                              ----------
                                                                              32,806,981
                ---------------------------------------------------------------------------------
                Total Residential Mortgage Backed Securities                  33,904,733
                (Cost $33,552,056)
                ---------------------------------------------------------------------------------

                       See notes to financial statements.

   PRINCIPAL
    AMOUNT
    (USD)       ISSUER                                                           VALUE
-------------------------------------------------------------------------------------------------
                Commercial Mortgage Backed Securities -- 7.1%
                ---------------------------------------------
$    20,000     Credit Suisse First Boston Mortgage Securities
                  Corp., Ser. 2001-CK1, Class A3, 6.38%, 12/16/35+            $   19,976
  1,000,000     Deutsche Mortgage & Asset Receiving Corp., Ser.
                  1998-C1, Class A2, 6.54%, 06/15/31+                          1,033,008
  1,501,060     GMAC Commercial Mortgage Securities, Inc., Ser.
                  1998-C2, Class A1, 6.15%, 05/15/35+                          1,552,073
  1,000,000     Heller Financial Commercial Mortgage Asset Corp.,
                  Ser. 1999-PH1, Class A2, 6.85%, 05/15/31+                    1,034,100
                LB-UBS Commercial Conduit Mortgage Trust,
    225,000       Ser. 1998-C1, Class A2, 6.40%, 02/18/30+                       232,313
  1,538,969       Ser. 1999-C2, Class A1, 7.11%, 10/15/32+                     1,618,079
  2,125,000     PNC Mortgage Acceptance Corp., Ser. 2000-C1,
                  Class A2, 7.61%, 02/15/10+                                   2,279,566
                ---------------------------------------------------------------------------------
                Total Commercial Mortgage Backed Securities                    7,769,115
                (Cost $7,259,279)
                ---------------------------------------------------------------------------------
                Asset Backed Securities -- 3.9%
                -------------------------------
    183,524     Advanta Mortgage Loan Trust, Ser. 1997-4, Class A4,
                  6.66%, 03/25/22                                                184,528
    310,000     Citibank Credit Card Master Trust I, Ser. 1997-6,
                  Class A, (Principal Only) 0.00%, 08/15/06                      277,208
    180,712     Daimler Chrysler Auto Trust, Ser. 2000-C, Class A2,
                  6.81%, 07/06/03                                                182,068
                Ford Credit Auto Owner Trust,
    700,000       Ser. 2000-D, Class A3, 7.15%, 12/15/03                         701,092
    300,000       Ser. 2000-G, Class A4, 6.62%, 07/15/04                         310,404
                Sears Credit Account Master Trust,
    450,000       Ser. 1995-5, Class A, 6.05%, 01/15/08                          463,919
  2,030,000       Ser. 1996-3, Class A, 7.00%, 07/15/08                        2,135,924
                ---------------------------------------------------------------------------------
                Total Asset Backed Securities                                  4,255,143
                (Cost $4,163,012)
-------------------------------------------------------------------------------------------------
                Total Long-Term Investments                                   79,452,624
                (Cost $78,619,471)
-------------------------------------------------------------------------------------------------
     SHORT-TERM INVESTMENTS -- 27.1%
-------------------------------------------------------------------------------------------------
                U.S. Government Agency Security -- 26.2%
                ----------------------------------------
 28,630,000     Federal Home Loan Bank, DN, 1.47%, 01/02/02+                  28,628,831
                (Cost $28,628,831)

                Commercial Paper -- 0.9%
                ------------------------
  1,010,000     American Electric Power Co., 4.12%, 02/27/02+                  1,004,945
                (Cost $1,003,411)
-------------------------------------------------------------------------------------------------
                Total Short-Term Investments                                  29,633,776
                (Cost $29,632,242)
-------------------------------------------------------------------------------------------------
                Total Investments -- 100.0%                                 $109,086,400
                (Cost $108,251,713)
-------------------------------------------------------------------------------------------------

                       See notes to financial statements.

Futures
-------------------------------------------------------------------------------------------------
                                                              NOTIONAL         UNREALIZED
  NUMBER                                                      VALUE AT        APPRECIATION/
    OF                                         EXPIRATION     12/31/01       (DEPRECIATION)
 CONTRACTS      DESCRIPTION                      DATE           (USD)              (USD)
-------------------------------------------------------------------------------------------------
                Long Futures Outstanding
                ------------------------
    24          U.S. Treasury Bonds           March, 2002   $ 2,436,750        $ (39,523)
    12          5 Year Treasury Notes         March, 2002     1,269,938            4,059
    123         Euro Dollar                   June, 2002     30,030,450           77,236

                Short Futures Outstanding
                -------------------------
    42          10 Year Treasury Notes        March, 2002     4,415,906           (7,676)
     5          2 Year Treasury Notes         March, 2002     1,044,922           (1,512)

INDEX:
+    -- All or a portion of this security is segregated for TBA, when-issued or delayed delivery securities.
@    -- Securities are fully or partially segregated with the custodian as collateral for futures or with brokers as initial margin for futures contracts.
#    -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
DN   -- Discount Note: The rate shown is the effective yield at the date of purchase.
FRN  -- Floating rate note: The maturity date is the actual maturity  date; the rate shown is the rate in effect as of December 31, 2001.
MTN  -- Medium Term Note.
Ser. -- Series.
SDR -- Step-down Rate: The maturity date shown is the earlier of the reset date or the maturity date; the dividend rate shown is the rate in effect as of December 31, 2001.
SUB -- Step-up Bond: The maturity date shown is the earlier of the call date or the maturity date; the rate shown is the rate in effect as of December 31, 2001.
TBA  -- To Be Announced.
USD  -- United States Dollar.


                       See notes to financial statements.

JPMorgan BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
As of December 31, 2001

-------------------------------------------------------------------------------------------------
ASSETS:
     Investment securities, at value                                    $109,086,400
     Cash                                                                     21,548
     Receivables:
      Investment securities sold                                          37,587,223
      Interest and dividends                                                 621,257
      Shares of beneficial interest sold                                       4,162
      Margin account for futures contracts                                    68,034
-------------------------------------------------------------------------------------------------
   Total Assets                                                          147,388,624
-------------------------------------------------------------------------------------------------
   LIABILITIES:
     Payables:
      Investment securities purchased                                     65,706,849
      Shares of beneficial interest redeemed                                  34,756
      Margin account for futures contracts                                    34,642
     Accrued liabilities:
      Investment advisory fees                                                22,574
      Administration fees                                                     16,601
      Custodian fees                                                          21,356
      Trustees' fees                                                           1,071
      Other                                                                   27,118
-------------------------------------------------------------------------------------------------
   Total Liabilities                                                      65,864,967
-------------------------------------------------------------------------------------------------
   NET ASSETS:
     Paid in capital                                                      80,331,135
     Accumulated undistributed net investment income                         637,860
     Accumulated net realized loss on investments,
      futures, options and foreign exchange transactions                    (312,609)
     Net unrealized appreciation of investments, futures
      and foreign exchange translations                                      867,271
-------------------------------------------------------------------------------------------------
   Total Net Assets                                                       81,523,657
-------------------------------------------------------------------------------------------------
   Shares of beneficial interest outstanding (no par value;
      unlimited number of shares authorized):                              7,025,309
   Net asset value, redemption and offering price per share             $      11.61
-------------------------------------------------------------------------------------------------
   Cost of investments                                                  $108,251,713
-------------------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Interest                                                            $ 5,305,592
     Dividend income from affiliated investments                               4,762
     Foreign taxes withheld                                                     (133)
-------------------------------------------------------------------------------------------------
   Total investment income                                                 5,310,221
-------------------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                                260,593
     Administration fees                                                     207,766
     Custodian fees                                                           69,336
     Printing and postage                                                     10,777
     Professional fees                                                        28,228
     Registration expenses                                                       420
     Transfer agent fees                                                      16,554
     Trustees' fees                                                           51,726
     Other                                                                     7,505
-------------------------------------------------------------------------------------------------
   Total expenses                                                            652,905
-------------------------------------------------------------------------------------------------
     Less earnings credits                                                     1,411
-------------------------------------------------------------------------------------------------
      Net expenses                                                           651,494
-------------------------------------------------------------------------------------------------
   Net investment income                                                   4,658,727
-------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
      Investments                                                          1,704,624
      Futures                                                                634,200
      Options                                                                  6,951
      Foreign exchange contracts                                            (242,359)
     Change in net unrealized appreciation/depreciation from:
      Investments                                                         (1,117,830)
      Futures contracts                                                      (92,045)
-------------------------------------------------------------------------------------------------
     Net realized and unrealized gain on investments, futures, options
     and foreign exchange transactions                                       893,541
-------------------------------------------------------------------------------------------------
     Net increase in net assets from operations                          $ 5,552,268
-------------------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31,

                                                                            2001              2000
------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
     Net investment income                                             $   4,658,727    $   4,315,364
     Net realized gain (loss) on investments, futures,
     options and foreign exchange transactions                             2,103,416         (182,085)
     Change in net unrealized appreciation/depreciation of
     investments, futures and foreign exchange translations               (1,209,875)       3,326,402
------------------------------------------------------------------------------------------------------------
      Increase in net assets from operations                               5,552,268        7,459,681
------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                (5,266,552)      (4,784,172)
     Net realized gain on investment transactions                           (777,238)              --
------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                                 (6,043,790)      (4,784,172)
------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) FROM
   CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued                                          58,299,464       34,527,762
     Dividends reinvested                                                  6,043,790        4,784,172
     Cost of shares redeemed                                             (61,006,310)     (29,527,292)
------------------------------------------------------------------------------------------------------------
     Increase from capital share transactions                              3,336,944        9,784,642
------------------------------------------------------------------------------------------------------------
      Total increase in net assets                                         2,845,422       12,460,151
------------------------------------------------------------------------------------------------------------
     NET ASSETS:
     Beginning of period                                                  78,678,235       66,218,084
------------------------------------------------------------------------------------------------------------
     End of period                                                     $  81,523,657    $  78,678,235
------------------------------------------------------------------------------------------------------------
     Accumulated undistributed net investment income                   $     637,860    $   1,208,842
------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Issued                                                                4,857,785        3,032,531
     Reinvested                                                              523,930          418,285
     Redeemed                                                             (5,112,745)      (2,590,415)
------------------------------------------------------------------------------------------------------------
   Change in Shares                                                          268,970          860,401
------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

JPMorgan BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION -- JPMorgan Bond Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts may differ from those estimates.

A. VALUATION OF INVESTMENTS -- Fixed income securities, (other than convertible bonds), with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. Securities traded over-the counter and certain foreign securities are valued at the last quoted bid price from a market maker or dealer. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

Futures on debt securities traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges. Futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Portfolio's net asset value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

B. FUTURES CONTRACTS -- The Portfolio may enter into futures contracts in order to hedge existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements and to manage exposure to changing interest rates and securities prices. The risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Portfolio. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Portfolio will recognize a gain or loss when the contract is closed or expires.

As of December 31, 2001, the Portfolio had outstanding futures contracts as listed on the Portfolio of Investments.

C. FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency, to manage the Portfolio's exposure to foreign currency exchange fluctuations or to adjust the Portfolio's exposure relative to the benchmark. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The Portfolio bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

As of December 31, 2001, the Portfolio had no open forward foreign currency contracts.

E. WRITTEN OPTIONS -- When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

The Portfolio writes options on securities futures. These options are settled for cash and subject the Portfolio to market risk in excess of the amount that are reflected in the Statement of Assets and Liabilities. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

As of December 31, 2001, the Portfolio had no written options outstanding.

Transactions in options written during the year ended December 31, 2001, were as follows:

                                       NUMBER OF       PREMIUMS
                                       CONTRACTS       RECEIVED
--------------------------------------------------------------------------------
   Options outstanding at
   December 31, 2000                      --              $--
   Options written                        50          14,913
   Options terminated in closing
   purchase transactions                 (50)        (14,913)
   Options exercised                      --              --
                                         ---             ----
   Options outstanding at
   December 31, 2001                      --              $--
                                         ===             ====

F. COMMITMENTS -- The Portfolio may purchase To Be Announced ("TBA") Securities or enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest. The Portfolio segregates assets with a current value at least equal to the amount of its TBA or purchase commitments.

G. SECURITY TRANSACTIONS -- Investment transactions are accounted for as of the trade date. Securities gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

H. INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or as of the time the relevant ex-dividend amount becomes known. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

I. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

J. FEDERAL INCOME TAXES -- It is the Portfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

K. FOREIGN TAXES -- The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. DISTRIBUTION TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The tax character of distributions paid during the year ended December 31, 2001 were as follows:

Ordinary income                                           $   5,554,843
Long-term capital gain                                          488,947
                                                          -------------
                                                          $   6,043,790
                                                          =============

At December 31, 2001, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current distributable ordinary income                     $     637,860
   Plus/Less: cumulative timing differences                    (687,854)
                                                          -------------
Undistributed ordinary income or
overdistribution of ordinary income                             (49,994)
                                                          =============
Current distributable long-term capital
gain or tax basis capital loss carryover                  $          --
   Plus/Less: cumulative timing differences                     460,319
                                                          -------------
Undistributed long-term gains/
accumulated capital loss                                        460,319
                                                          =============
Unrealized appreciation/(depreciation)                    $     782,197
                                                          =============

The differences between book and tax basis unrealized appreciation/(depreciation) are primarily attributable to wash sale deferrals and mark to market on futures contracts. The cumulative timing difference primarily consists of Post-October Capital Losses deferred and straddle loss deferrals.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY FEE-- The Portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM" or "Adviser"), an affiliate of JPMorgan Chase Bank ("JPMorgan") (formerly Morgan Guaranty Trust Company of New York) and a wholly owned subsidiary of J.P. Morgan Chase & Co. The Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.30% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- The Portfolio has an Administration Agreement with JPMorgan (the "Administrator"), under which the Administrator is responsible for providing certain aspects of the administration and operation of the Portfolio. Under the agreement, the Portfolio has agreed to pay the Administrator a fee based on the following: if the total expenses of the Portfolio excluding the advisory fee exceed the expense limit of 0.45% of the average daily net assets of the Portfolio, the Administrator will reimburse the Portfolio for the excess expense amount and receive no fee. Should the expenses be less than the expense limit, the Administrator's fee would be limited to the difference between such expenses and the fees calculated under the Administration Agreement.

Prior to May 1, 2001, the Portfolio retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator for the Portfolio. Under the Co-Administration Agreement between FDI and the Portfolio, the Portfolio agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses.

Effective May 1, 2001, BISYS Fund Services, L.P. ("BISYS") has been named as the Portfolio's Sub-Administrator. For its services as Sub-Administrator, BISYS receives a portion of the fees payable to JPMorgan as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- On November 18, 2001, JPMorgan began providing portfolio accounting and custody services for the Portfolio. The amounts paid to JPMorgan by the Portfolio for custody and accounting fees were $6,350 and are included in custodian fees as presented on the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

3. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and net unrealized appreciation (depreciation) of investment securities at December 31, 2001 were:

                        GROSS            GROSS
     AGGREGATE       UNREALIZED       UNREALIZED     NET UNREALIZED
       COST         APPRECIATION     DEPRECIATION     APPRECIATION
------------------------------------------------------------------
   $108,304,203      $1,619,808       $(837,611)        $782,197

Capital losses incurred after October 31 ("Post-October Capital Losses") within a Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolio incurred $206,882 in Post-October Capital Losses and it elected to defer such capital losses.

4. INVESTMENT TRANSACTIONS

For the year ended December 31, 2001, purchases and sales of investments (excluding short-term investments) were as follows:

     PURCHASES          SALES          PURCHASES          SALES
  (EXCLUDING U.S.  (EXCLUDING U.S.      OF U.S.          OF U.S.
    GOVERNMENT)      GOVERNMENT)      GOVERNMENT       GOVERNMENT
    -------------------------------------------------------------
   $349,508,325     $281,075,115     $151,085,342      $62,239,952

5. CONCENTRATIONS

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

6. CORPORATE EVENT

On November 10, 2001, Morgan Guaranty Trust Company of New York merged with and into The Chase Manhattan Bank to create The JPMorgan Chase Bank.

JPMorgan FUNDS
FINANCIAL HIGHLIGHTS

                                                                                     Year Ended December 31,
                                                            ----------------------------------------------------------------------
                                                              2001            2000            1999            1998          1997
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance:
Net asset value, beginning of period                        $ 11.65         $ 11.23         $ 11.67         $ 11.29        $ 10.65
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                         0.63            0.65            0.40            0.45           0.68@
 Net gains or losses in securities
  (both realized and unrealized)                               0.17            0.52           (0.53)           0.45           0.31
----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                            0.80            1.17           (0.13)           0.90           0.99
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
 Dividends from net investment income                          0.73            0.75            0.27            0.39           0.27
 Distributions from capital gains                              0.11              --            0.04            0.13           0.08
----------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                           0.84            0.75            0.31            0.52           0.35
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 11.61         $ 11.65         $ 11.23         $ 11.67        $ 11.29
----------------------------------------------------------------------------------------------------------------------------------
Total return                                                   6.92%          10.54%          (1.13%)          8.01%          9.38%
Ratios/supplemental data:
 Net assets, end of period (in thousands)                   $81,524         $78,678         $66,218         $32,541        $15,899
Ratios to average net assets:
 Net expenses                                                  0.75%           0.75%           0.75%           0.75%          0.75%
 Net investment income                                         5.37%           5.98%           5.36%           5.39%          6.20%
 Expenses without reimbursements and earnings credits          0.75%           0.75%           0.75%           1.02%          1.91%
 Net investment income without reimbursements
  and earnings credits                                         5.37%           5.98%           5.36%           5.12%          5.04%
Portfolio turnover rate                                         421%            565%            479%            179%           184%
----------------------------------------------------------------------------------------------------------------------------------

@    Based on the average number of shares outstanding throughout the year.

                       See notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
JPMorgan Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Bond Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 14, 2002

BOND PORTFOLIO
TRUSTEE AND TAX LETTER INFORMATION (UNAUDITED)

TRUSTEE -- The following table contains basic information regarding the Trustees that oversee operations of the Trust.

NAME, ADDRESS                  POSITION      TERM OF OFFICE  PRINCIPAL               NUMBER OF PORT-      OTHER
AND AGE                        HELD WITH     AND LENGTH OF   OCCUPATIONS             FOLIOS IN JPMORGAN   DIRECTORSHIPS
                               JPMORGAN      TIME SERVED     DURING PAST             FUND COMPLEX         HELD OUTSIDE
                               FUND                          5 YEARS                 OVERSEEN BY          JPMORGAN FUND
                               COMPLEX                                               TRUSTEE              COMPLEX
----------------------------------------------------------------------------------------------------------------------------------
John N. Bell;                  Trustee        6 years        Retired; formerly            5               None
462 Lenox Ave.,                                              Assistant Treasurer,
South Orange, NJ 07079;                                      Consolidated
Age 70                                                       Edison Company of
                                                             New York, Inc.

John R. Rettberg;              Trustee        6 years        Retired; formerly            5               Director of Enalasys,
42 Belcourt,                                                 Corporate Vice                               Independent Colleges of
Newport Beach, CA 92660;                                     President and                                Southern California,
Age 64                                                       Treasurer, Northrop                          Junior Achievement,
                                                             Grumman Corp.                                Pepperdine University
                                                             "Northrop"                                   and Vari-Lite
                                                                                                          International Corp.

John F. Ruffle;                Trustee        6 years        Retired; formerly            5               Director of Bethlehem
Pleasantville Rd,                                            Director and Vice                            Steel Corp., Wackenhut
New Vernon, NJ 07976;                                        Chairman, J.P. Morgan                        Corrections Corp.,
Age 64                                                       Chase & Co. and                              Wackenhut Corp.,
                                                             Trustee, The John                            Trident Corp. and
                                                             Hopkins University                           American Shared
                                                                                                          Hospital Services

Kenneth Whipple, Jr.;          Trustee        6 years        Retired; formerly            5               Director of CMS Energy
1115 Country Club Drive,                                     Executive Vice                               Corp., Consumers
Bloomfield Hills, MI 48304;                                  President, Ford Motor                        Energy Co., WTVS-TV,
Age 67                                                       Company, President,                          Galileo International
                                                             Ford Financial                               and Associates
                                                             Services Group,                              First Capital Corp.
                                                             Chairman, Ford Motor
                                                             Credit Company

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER -- The Portfolio distributed long-term capital gains in the amount of $488,947.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

ANNUAL REPORT

INVESTMENT ADVISOR
J.P. Morgan Investment
Management, Inc.

ADMINISTRATOR
AND CUSTODIAN
JPMorgan Chase Bank

DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Sullivan & Cromwell

INDEPENDENT
ACCOUNTANTS
PricewaterhouseCoopers LLP

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039



      (C)J.P. Morgan Chase & Co., 2002 All Rights Reserved. February 2002

                                                                       AN-BP-202